UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 10, 2022 (December 15, 2020)

Senior Connect Acquisition Corp. I
(Exact name of registrant as specified in its charter)

Delaware	001-39793	85-2816458
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7114 East Stetson Drive, Suite 400 Scottsdale, AZ	85251
(Address of principal executive offices)	(Zip Code)

(480) 948-9200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable warrant	SNRHU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	SNRH	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	SNRHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 (“Amendment No. 1”) on Form 8-K/A amends the audited balance sheet and accompanying footnotes of an exhibit of the Form 8-K of Senior Connect Acquisition Corp. I (the “Company”)as of December 15, 2020 (the “Post-IPO Balance Sheet”), as filed with the Securities and Exchange Commission (“SEC”) on December 21, 2020 (the “Original Form 8-K”).

This Amendment No. 1 on Form 8-K/A is presented as of the filing date of the Original Form 8-K and does not reflect events occurring after that date or modify or update disclosures in any way other than as required to reflect the restatement as described below. Accordingly, this Amendment No. 1 on Form 8-K/A should be read in conjunction with our filings with the SEC subsequent to the date on which we filed the Original Form 8-K.

The Company is filing this Amendment No. 1 on Form 8-K/A to reflect a restatement of the Company’s Post-IPO Balance Sheet, to (i) reclassify a portion of its public shares from permanent equity to temporary equity and (ii) account for its outstanding warrants to purchase its Class A common stock sold in the Initial Public Offering and Private Placement as derivative liabilities, in each case as further described in the footnotes of the Exhibit.

Background of Restatement

In preparation of the Company’s unaudited condensed financial statements as of and for quarterly period ended September 30, 2021, the Company concluded it should restate its previously issued financial statement to classify all Class A common stock subject to redemption in temporary equity and to classify its outstanding warrants as liabilities. The Company has reevaluated the Company’s application of ASC 480-10-S99-3A to its accounting classification of the redeemable Class A common stock par value $0.0001 per share (the “Public Shares”), issued as part of the units sold in the Company’s Initial Public Offering on December 15, 2020. Historically, a portion of the Public Shares were classified as permanent equity to maintain stockholders’ equity greater than $5,000,000 on the basis that the Company will not redeem its Public Shares in an amount that would cause its net tangible assets to be less than $5,000,001, as described in the Company’s amended and restated memorandum and articles of association. Previously, the Company did not consider redeemable stocks classified as temporary equity as part of net tangible assets. The Company revised this interpretation to include temporary equity in net tangible assets.

Additionally, previously, the Company reevaluated the accounting treatment of (i) the 20,700,000 redeemable warrants (the “Public Warrants”) that were included in the units issued by the Company in its Initial Public Offering and (ii) the 10,280,000 Private Placement Warrants that were issued to the Company’s sponsor in a private placement that closed concurrently with the closing of the Initial Public Offering (together with the Public Warrants, the “Warrants”). The Company previously classified the Warrants in shareholders’ equity. In further consideration of the guidance in FASB ASC Topic 815, “Derivatives and Hedging” (“ASC 815”), the Company concluded that a provision in the warrant agreement related to certain tender or exchange offers precludes the Warrants from being accounted for as components of equity. As the Warrants meet the definition of a derivative as contemplated in ASC 815, the Warrants should be recorded as derivative liabilities on the balance sheet and measured at fair value at inception (on the date of the Initial Public Offering) and at each subsequent reporting date, with changes in fair value recognized in income and losses.

Therefore, on November 29, 2021, the Company’s management and the audit committee of the Company’s board of directors (the “Audit Committee”) concluded that the Company’s previously issued audited balance sheet as of December 15, 2020, as filed with the SEC in the Original 8-K should be restated to (i) reclassify a portion of its public shares from permanent equity to temporary equity and (ii) account for its outstanding warrants to purchase its Class A common stock sold in the Initial Public Offering and Private Placement as derivative liabilities and should no longer be relied upon. As such, the Company has determined that a restatement of the Post-IPO Balance Sheet should be filed in an amended Current Report on Form 8-K/A.

The restatement does not have an impact on the Company’s cash position or cash held in the trust account established in connection with the Initial Public Offering.

The financial statements and related financial information that was included in the Original Form 8-K is superseded by the financial information in this Form 8-K/A, and the financial statements and related financial information contained in the Original Form 8-K should no longer be relied upon. On December 3, 2021, the Company filed a Current Report on Form 8-K disclosing the Audit Committee’s conclusion that the Post-IPO Balance Sheet should no longer be relied upon.

This Amendment No. 1 on Form 8-K/A sets forth the Original Form 8-K in its entirety, as amended to reflect the restatement. The following item has been amended as a result of the restatement:

Exhibit No. 99.1, “Audited Balance Sheet as of December 15, 2020.”

Refer to Note 2, Restatement of Previously Issued Financial Statement of this Form 8-K/A for additional information and for the summary of the accounting impacts of these adjustments to the Company’s balance sheet as of December 15, 2020.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	Audited Balance Sheet.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR CONNECT ACQUISITION CORP. I

By:	/s/ Ryan Burke
	Name:	Ryan Burke
	Title:	Chief Financial Officer

Date: June 10, 2022

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